                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, California Trust 160, New Jersey Trust 132 and New York Trust 165:

  We consent to the use of our report dated October 29, 1997 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             KPMG Peat Marwick LLP

New York, New York
October 29, 1997